TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses and Summary Prospectuses

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Transamerica Growth

Effective immediately, the third paragraph of the “Principal Investment Strategies” section of the Prospectuses and Summary Prospectuses and the seventh paragraph of the “More on Each Fund’s Strategies and Investments – Transamerica Growth” section of the Prospectuses is replaced by the information below:

The fund may invest up to 20% of its assets in the securities of foreign issuers, of which 10% may be invested in emerging markets issuers.

Effective immediately, the following risk is added alphabetically to the “Principal Risks” section of the Prospectuses and Summary Prospectuses concerning the Fund:

Emerging Markets – Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

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Investors Should Retain this Supplement for Future Reference

December 22, 2016